U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 24, 2004

                           W-J INTERNATIONAL, LTD.
            (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       0-17345                41-1578316
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)

    23 Washburne Avenue, Paynesville, Minnesota                 56362
     (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (320) 243-3555, ext. 12



         Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 24, 2004, the Registrant entered into an Agreement and Plan of Merger with InZon Corporation, a Delaware corporation, and all of InZon's holders of common shares. Under this agreement, InZon will be merged into the Registrant, with the Registrant being the surviving corporation. This agreement was approved by the Boards of Directors of both companies, and has been approved by a majority of the common shareholders of each of the companies (in the case of the Registrant, consisting of Edward Webb, the president, who holds a majority in interest). An Information Statement will be filed with the Securities and Exchange Commission and mailed out to all shareholders of record other than Mr. Webb; this document will also set forth the dissenters' rights under Nevada law in connection with this transaction. Subsequently, Articles of Merger will be filed with the Nevada Secretary of State, which will close this transaction.
This merger is intended to be a reverse merger for accounting purposes.

     InZon is currently developing a consumer voice-over-internet-protocol (VoIP) phone, the "inZon Z-8008", to the Asian marketplace. This company has achieved favorable results in the test launch of its new session initiation protocol (SIP) based VoIP service in the Asian market, and has an exclusive agreement to provide private-labeled VoIP services to a major multimedia Asian cable operator with a high speed cable network reaching millions of homes.

     Upon the closing of this merger, the current officers of the Registrant will resign and, after additional directors are appointed to the Board of Directors, the existing board members will then resign.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

     The Registrant has determined that this acquisition must comply with Rule 3.05 of Regulation S-X, and therefore financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information will also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       W-J International, Ltd.



Dated: September 30, 2004              By: /s/  Edward H. Webb
                                       Edward H. Webb, President


                              EXHIBIT INDEX

Number                  Description

2 Agreement and Plan of Merger between the Registrant, on the one hand, and InZon Corporation and all of its holders of common stock, on the other hand, dated September 24, 2004 (including Exhibit A: Identification of InZon Corporation Shareholders; Exhibit B: Amended and Restated Articles of Incorporation; Exhibit B-1: Restated Bylaws; Exhibit C: W-J International, Ltd. Financial Statements; Exhibit D:
       Exceptions - W-J International, Ltd. Representations and Warranties; Exhibit E: InZon Corporation Unaudited Balance Sheet and Income Statement; Exhibit F: Exceptions - InZon Corporation Representations and Warranties; Exhibit G:
       Shareholder Letter; Exhibit H: Permitted InZon Corporation Transactions; Exhibit I: Certificate of Officer Pursuant to Agreement and Plan of Merger; and Exhibit J: Certificate of Officer Pursuant to Agreement and Plan of Merger) (filed herewith).